WADDELL & REED ADVISORS FUNDS

Supplement dated October 1, 2004 to the
Statement of Additional Information for
Waddell & Reed Advisors Asset Strategy Fund, Inc. (October 31, 2003), as supplemented February 23, 2004*
Waddell & Reed Advisors Continental Income Fund, Inc. (October 31, 2003)*
Waddell & Reed Advisors International Growth Fund, Inc. (October 31, 2003)*
Waddell & Reed Advisors New Concepts Fund, Inc. (October 31, 2003)*
Waddell & Reed Advisors Retirement Shares, Inc. (October 31, 2003)*
Waddell & Reed Advisors Select Funds, Inc. (October 31, 2003)*
Waddell & Reed Advisors Small Cap Fund, Inc. (October 31, 2003)*
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (October 31, 2003)*
Waddell & Reed Advisors Vanguard Fund, Inc. (October 31, 2003)*
Waddell & Reed Advisors Funds, Inc. (January 28, 2004)*
Waddell & Reed Advisors Cash Management, Inc. (January 28, 2004)*
Waddell & Reed Advisors Fixed Income Funds, Inc. (January 28, 2004)*
Waddell & Reed Advisors Global Bond Fund, Inc. (January 28, 2004), as supplemented February 23, 2004*
Waddell & Reed Advisors High Income Fund, Inc. (January 28, 2004)*
Waddell & Reed Advisors Municipal Bond Fund, Inc. (January 28, 2004)*
Waddell & Reed Advisors Municipal High Income Fund, Inc. (January 28, 2004)*

* and each as supplemented March 29, 2004, June 7, 2004 and September 1, 2004

The following information supplements the disclosure regarding redemption fees in the section entitled "Redemption Fee" for each Fund (other than Waddell & Reed Advisors Cash Management, Inc.):

Effective December 1, 2004, a redemption fee of 2.00% will be deducted from any redemption or exchange proceeds if you sell or exchange your Class B or Class C shares after holding them less than 5 days (less than 30 days for Waddell & Reed Advisors International Growth Fund and Waddell & Reed Advisors Global Bond Fund). The same redemption fee and time periods currently apply to any redemption or exchange proceeds if you sell or exchange your Class A or Class Y shares.

A Fund's redemption fee will not be assessed against:

4. Shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

The following supplements the information regarding dealer compensation in the section entitled "Distribution Services":

All classes of the Fund are offered through Waddell & Reed and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases as described in the prospectus, Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at net asset value (NAV), Waddell & Reed (or its affiliate) may pay 0.50% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay 1.00% of net assets invested; 4) for the purchase of Class Y shares, Waddell & Reed (or its affiliate) may pay 0.25% of net assets invested.

Waddell & Reed may pay Legend Equities Corporation (Legend) up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:*

                  1.00% - Sales of $1.0 million to $1,999,999.99
                  0.80% - Sales of $2.0 million to $2,999,999.99
                  0.50% - Sales of $3.0 million to $49,999,999.99
                  0.25% - Sales of $50.0 million or more

*Waddell & Reed will pay Legend 1.00% for NAV purchases at any asset level made with the redemption proceeds from an unaffiliated fund.

Until February 28, 2005, Legend receives a dealer reallowance in the full amount of the Class A shares sales charge as reflected in the current prospectus.

The following supplements the information in the section entitled "Net Asset Value Purchases of Class A Shares":

  Until February 28, 2005, purchases of Class A shares may be made at NAV by clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within 60 days.
  Effective November 1, 2004, purchases of Class A shares may be made at NAV by clients investing via the Managed Allocation Portfolio (MAP) and Strategic Portfolio Allocation (SPA) programs available through Waddell & Reed, Inc.